UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2007
AMERICAN FINANCIAL REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-31678	02-0604479
(State or other jurisdiction	(Commission file number)	(IRS Employer
of incorporation)		Identification No.)

610 Old York Road, Jenkintown, PA	19046
(Address of principal executive offices)	(Zip code)
(215) 887-2280
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Consent of Independent Registered Public Accounting Firm
Report of Independent Registered Public Accounting Firm
Consolidated financial statements for the years ended December 31, 2006, 2005 and 2004
Consent of Independent Registered Public Acctg Firm
Report of Independent Registered Public Acctg Firm
Consolidated Financial Statements of the Years ended 12/31,2006, 2005, 2004

Item 8.01 Other Events
American Financial Realty Trust (the “Company”) follows Statement of Financial Accounting Standard No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, (“SFAS No. 144”), which requires the Company to report in discontinued operations the results of operations of a property that has either been disposed of or is classified as held for sale, unless certain conditions are met. For purposes of this report the Company has reclassified results of operations from a property disposed or held for sale subsequent to December 31, 2006 as income from discontinued operations during prior reported periods.
During the nine months ended September 30, 2007, the Company sold or held for sale 20 investment properties and one sub-parcel owned by the Company and had not classified these assets as held for sale as of December 31, 2006. The results of operations from such properties have been reclassified as income (loss) from discontinued operations for the years ended December 31, 2006, 2005 and 2004 in the consolidated financial statements attached to this Current Report on Form 8-K as Exhibit 99.2. In addition, the Company reclassified 17 investment properties owned by the Company that had been classified as held for sale as of December 31, 2006 to held for investment as of September 30, 2007. The results of operations from these properties have reclassified as income (loss) from continuing operations for the years ended December 31, 2006, 2005, and 2004. These reclassifications do not have an effect on the Company’s previously reported net income. The net effect of these reclassifications resulted in an increase in income from discontinued operations of $3,623 for the year ended December 31, 2006, and a decrease in income from discontinued operations of $641 and $1,044 for the years ended December 31, 2005 and 2004, respectively. In addition, the Company believes that these reclassifications do not have a material effect on the Company’s selected financial data and management’s discussion and analysis of financial condition and results of operations for the years ended December 31, 2006, 2005 and 2004 as previously reported in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
Item 9.01 Financial Statements and Exhibits
(a)	Financial statements of businesses acquired: N/A

(b)	Pro forma financial information: N/A

(c)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Report of Independent Registered Public Accounting Firm

99.2	Consolidated financial statements for the years ended December 31, 2006, 2005 and 2004
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Financial Realty Trust

November 20, 2007	By:	/s/ David J. Nettina Name: David J. Nettina
Title: President and Chief
Financial Officer